ANNUAL REPORT
[Picture of Earth from Moon]
                                                           MARCH 31, 2000




                                                            AUSTIN GLOBAL
                                                             EQUITY FUND









                                                                FORUM
                                                                FUNDS

AUSTIN GLOBAL EQUITY FUND
ANNUAL REPORT
MARCH 31, 2000
--------------------------------------------------------------------------------

Two Portland Square                            Shareholder Inquiries
Portland, ME  04101                            Forum Shareholder Services, LLC
800-943-6786                                   P.O. Box 446
                                               Portland, ME  04112
                                               207-879-0001
                                               800-94FORUM

--------------------------------------------------------------------------------


Dear Fellow Shareholder:


We are pleased to report that the Austin Global Equity Fund registered a gain of 68.64% for the year ended March 31, 2000.* This compares with 21.87% gain for our primary benchmark the MSCI World Index and 17.94% for the Standard & Poors
500. The Austin Global Equity Fund's outperformance of the MSCI World Index was primarily attributable to an overweighting in Japan relative to the index, and to overweightings in the technology and telecommunications sectors in all regions.

Presently Austin Global Equity Fund is invested regionally as follows:

                  USA                       38.73%
                  Europe                    29.85%
                  Asia/Pacific              24.99%
                  Latin America               6.28%

The current geographic allocations of the Austin Global Equity Fund reflect our belief that Europe and the Pacific Rim, including Japan, is on the path to sustainable economic recovery and growth. Further we think Europe is about to experience an accelerated pace of economic expansion. Both trends will not only provide strength to their respective securities markets but support continued economic growth in the United States.

Among the areas in Europe that are of particular interest include insurance, banking, technology and telecom. As we have discussed previously, we expect cross border mergers and acquisitions to continue in Europe. Such consolidations have enhanced performance of the Austin Global Equity Fund in the past. We have recently initiated purchases of select European banks that we believe will be beneficiaries of this trend.

We are optimistic that the Austin Global Equity Fund will continue to progress notwithstanding the increased volatility in global securities markets. Our reaction to such volatility is to maintain a long-term focus on securities that are strongly financed in growing industries.

While we remain gratified with the performance of the Austin Global Equity Fund in the year ended March 31, 2000, we want to indicate that in April and to date in May, global securities markets in which the Austin Global Equity Fund is invested have been volatile and declined from their March highs. The Austin Global Equity Fund's performance during the same period suffered as a result. However, we have adjusted the portfolio to take advantage of the opportunities presented by the decline.

Below we highlight some of the purchases and sales of securities completed within the period covered by this report.

In Japan, we purchased Murata Manufacturing, a manufacturer of electronic components, used for power, communication and audiovisual equipment. Murata is benefiting from the global economic upswing and the demand for electronic equipment. In the United States, we have added Corning, Inc. a leader in fiber-optic glass and photonic components.

                                       1                          FORUM FUNDS[R]

AUSTIN GLOBAL EQUITY FUND
SHAREHOLDER LETTER (concluded)
MARCH 31, 2000
--------------------------------------------------------------------------------

Corning continues to enhance its portfolio of optical products and is in the sweet spot of the explosion in bandwidth demand. We have also purchased ADR shares of Taiwan Semiconductor (TSMC), a world class manufacturer of semiconductor wafers used in a variety of applications from mobile telephones to personal computers. TSMC is benefiting from a trend in outsourcing a crucial part of semiconductor manufacturing and rapid growth of end demand applications.

Recent sales include British Energy, an UK power company whose share price had reached a valuation adequately discounting its market opportunity for the foreseeable future. Other sales include British Oxygen and Air Liquide of France whose merger realized our investment objective.

Austin Global Equity Fund continues to seek attractive investment opportunities around the world.

For more information call 212-888-9292.




/S/ Peter A. Vlachos


Peter A. Vlachos
President
Austin Investment Management, Inc.






















* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Due to current market volatility, the Fund's performance may be less than the figures presented. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Fund's return assumes reinvestment of all dividends and capital gain distributions. Investing overseas involves special risks, including the volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.



                                       2                          FORUM FUNDS[R]

AUSTIN GLOBAL EQUITY FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
MARCH 31, 2000
--------------------------------------------------------------------------------


The following chart compares changes in the value of a $10,000 investment in Austin Global Equity Fund (the "Fund"), including reinvested dividends and distributions, to the performance of the Morgan Stanley Capital International World Index ("MSCI"). The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI is unmanaged and its performance reflects the reinvestment of dividends. It is important to keep in mind that the MSCI excludes the effect of any expenses which have been deducted from Austin Global Equity Fund's return. It is not possible to invest directly in any index. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that shares may be worth more or less at redemption than at original purchase.

                       AUSTIN GLOBAL EQUITY FUND VS. MSCI

[EDGAR Representation of Bar Chart]

 Nov-93*      Mar-94      Mar-95       Mar-96      Mar-97      Mar-98       Mar-99      Mar-00
$ 10,000     $ 9,890    $ 10,230     $ 13,092    $ 14,206    $ 19,872     $ 21,762    $ 36,698
$ 10,000    $ 10,551    $ 11,534     $ 13,844    $ 15,139    $ 19,978     $ 22,504    $ 27,424


INVESTMENT VALUE ON 3/31/00*
Austin Global Equity Fund                                               $ 36,698
MSCI                                                                    $ 27,424

AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/00                                  ONE YEAR      FIVE YEAR      INCEPTION TO DATE
Austin Global Equity Fund**                                                 68.64%         29.11%              22.88%
MSCI                                                                        21.87%         18.91%              17.27%


* Inception date for Austin Global Equity Fund was December 8, 1993. Performance figures for the MSCI Index are for the period from 11/30/93 to 3/31/00.
**Due to current market volatility, the Fund's performance may be less than the figures presented.

                                       3                          FORUM FUNDS[R]

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
--------------------------------------------------------------------------------

COMMON STOCK ( 97.4%)

     SHARES                        SECURITY DESCRIPTION                        COST              VALUE
-----------------    --------------------------------------------------   ---------------   ---------------

                     ARGENTINA (0.3%)
           6,936     Banco de Galicia SA                                       $ 138,610         $ 140,454
              40     Buenos Aires Embotelladora SA*                                -                     2
                                                                          ---------------   ---------------
                                                                                 138,610           140,456
                                                                          ---------------   ---------------

                     AUSTRALIA (1.3%)
           6,000     News Corp. Ltd., ADR                                        181,110           337,500
          10,000     Telstra Corp. Ltd., ADR                                     145,158           235,000
                                                                          ---------------   ---------------
                                                                                 326,268           572,500
                                                                          ---------------   ---------------

                     BRAZIL (1.4%)
           4,000     Telecomunicacoes Brasileiras SA - Telebras, ADR -
                      Preferred Block                                            454,096           598,750
                                                                          ---------------   ---------------

                     FINLAND (5.1%)
           6,500     F-Secure Oyj *                                              130,669           465,979
           7,000     Nokia Corp., ADR                                            296,053         1,520,750
           3,000     Sonera Oyj                                                  184,265           204,675
                                                                          ---------------   ---------------
                                                                                 610,987         2,191,404
                                                                          ---------------   ---------------

                     FRANCE (1.7%)
             100     Immobiliere Marseillaise                                    180,868           214,340
           2,000     L'OREAL, ADR                                                216,813           258,356
           1,500     Simco SA                                                    125,430           113,390
             940     Societe du Louvre *                                          68,082            40,827
             167     Taittinger SA                                               138,418            95,879
                                                                          ---------------   ---------------
                                                                                 729,611           722,792
                                                                          ---------------   ---------------

                     GERMANY (0.7%)
           4,000     RWE AG, ADR                                                 139,337           143,148
           1,000     Siemens AG                                                  161,736           144,009
                                                                          ---------------   ---------------
                                                                                 301,073           287,157
                                                                          ---------------   ---------------

                     GREECE (0.3%)
          10,000     Panafon Hellenic Telecom SA, GDR                            163,110           147,366
                                                                          ---------------   ---------------

                     HONG KONG (0.6%)
          87,120     Hong Kong & China Gas Co. Ltd., ADR                          85,000           109,092
           1,000     Qualcomm, Inc. *                                            129,123           149,313
                                                                          ---------------   ---------------
                                                                                 214,123           258,405
                                                                          ---------------   ---------------

                     IRELAND (0.6%)
           5,000     Elan Corp. plc, ADR *                                       147,700           237,500
                                                                          ---------------   ---------------

                     ITALY (4.3%)
         150,000     Telecom Italia Mobile SpA                                   185,989         1,840,065
               7     Telecom Italia SpA                                               20               104
                                                                          ---------------   ---------------
                                                                                 186,009         1,840,169
                                                                          ---------------   ---------------





See Notes to Financial Statements.              4                 FORUM FUNDS[R]

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2000
-----------------------------------------------------------------------------------------------------------

     SHARES                        SECURITY DESCRIPTION                        COST              VALUE
-----------------    --------------------------------------------------   ---------------   ---------------

                     COMMON STOCK (CONTINUED)
                     JAPAN (19.3%)
          50,000     Bank of Tokyo-Mitsubishi Ltd., ADR                        $ 603,988         $ 709,375
           4,000     Fujitsu Ltd.                                                144,965           122,848
          30,000     Marubeni Corp.                                              107,207           113,196
           2,000     Murata Manufacturing                                        351,809           486,521
           3,500     NEC Corp., ADR                                              233,400           519,531
           6,000     Nippon Telegraph & Telephone Corp., ADR                     348,485           472,875
          20,000     Nisshinbo Industries, Inc.                                  194,872            98,084
           6,000     NTT Mobile Communication Network, Inc., ADR *               264,560         1,231,414
           5,000     Sony Corp., ADR                                             484,560         1,400,625
           5,000     Takara Shuzo Co. Ltd.                                       135,829           112,124
           5,000     Takeda Chemical Industries                                  291,298           355,872
          11,000     Tokio Marine & Fire Insurance Co. Ltd., ADR                 582,285           576,813
          20,000     Tokyo Broadcasting System, Inc.                             579,502           789,742
          12,000     Toyota Motor Corp., ADR                                     670,970         1,248,000
                                                                          ---------------   ---------------
                                                                               4,993,730         8,237,020
                                                                          ---------------   ---------------

                     LUXEMBOURG (1.4%)
           3,500     Societe Europeenne des Satellites, FDR                      592,671           611,204
                                                                          ---------------   ---------------

                     PERU (0.4%)
          10,000     Telefonica del Peru, ADR                                    142,602           170,000
                                                                          ---------------   ---------------

                     MALAYSIA (0.3%)
          10,000     Nestle (Malaysia) Berhad                                     66,728            47,631
          15,000     Telekom Malaysia Berhad                                      68,750            61,578
                                                                          ---------------   ---------------
                                                                                 135,478           109,209
                                                                          ---------------   ---------------
                     MEXICO (3.9%)
           8,000     Grupo Televisa SA, GDR *                                    361,898           544,000
          15,000     Nuevo Grupo Iusacell, ADR *                                 215,145           303,750
          12,000     Telefonos De Mexico, ADR                                    596,511           804,000
                                                                          ---------------   ---------------
                                                                               1,173,554         1,651,750
                                                                          ---------------   ---------------

                     NETHERLANDS (4.4%)
           5,065     Aegon NV, ADR                                               113,966           408,050
           4,000     Equant NV *                                                 336,262           340,250
          10,000     Royal Dutch Petroleum Co.                                   508,627           575,625
           3,000     STMicroelectronics NV                                       243,338           561,563
                                                                          ---------------   ---------------
                                                                               1,202,193         1,885,488
                                                                          ---------------   ---------------

                     POLAND (0.5%)
          25,000     Telekomunikacja Polska SA, GDR                              120,200           228,840
                                                                          ---------------   ---------------

                     PORTUGAL (0.3%)
          10,000     Portugal Telecom SA, ADR                                    143,825           124,375
                                                                          ---------------   ---------------





See Notes to Financial Statements.              5                 FORUM FUNDS[R]

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2000
-----------------------------------------------------------------------------------------------------------

     SHARES                        SECURITY DESCRIPTION                        COST              VALUE
-----------------    --------------------------------------------------   ---------------   ---------------

                     COMMON STOCK (CONTINUED)
                     SINGAPORE (0.2%)
          10,000     Singapore Airlines Ltd.                                    $ 95,566          $ 93,539
                                                                          ---------------   ---------------

                     SOUTH KOREA (1.2%)
           5,000     Korea Telecom Corp., ADR                                    137,800           218,750
           7,000     SK Telecom Co. Ltd., ADR                                    195,305           273,000
                                                                          ---------------   ---------------
                                                                                 333,105           491,750
                                                                          ---------------   ---------------

                     SWEDEN (0.3%)
           6,000     Intentia International AB *                                 148,634           136,805
                                                                          ---------------   ---------------

                     SWITZERLAND (1.8%)
           1,000     Arkivator AB                                                 43,561            44,907
              35     Bank Fuer Internationalen Zahlungsausgleich                 253,900           176,821
           3,000     Roche Holdings Ltd., ADR                                    195,000           325,856
           2,500     Telelogic AB *                                              212,450           225,694
                                                                          ---------------   ---------------
                                                                                 704,911           773,278
                                                                          ---------------   ---------------

                     TAIWAN (1.6%)
          12,150     Taiwan Semiconductor Manufacturing Co. Ltd., ADR *          411,632           692,550
                                                                          ---------------   ---------------

                     TURKEY (0.5%)
      10,800,000     Haci Omer Sabanci Holding                                   101,814           197,640
                                                                          ---------------   ---------------


                     UNITED KINGDOM (6.9%)
           7,000     HSBC Holdings plc - ADR                                     371,883           426,563
          23,000     Marconi plc                                                 321,073           274,822
          50,000     Nycomed Amersham plc                                        540,000           408,395
           5,000     Rio Tinto plc, ADR                                          210,113           356,250
          66,500     TeleWest Communications plc *                               375,434           510,813
         176,894     Vodafone Airtouch plc                                       905,155           983,459
                                                                          ---------------   ---------------
                                                                               2,723,658         2,960,302
                                                                          ---------------   ---------------

                     UNITED STATES (37.8%)
           2,000     Alcoa, Inc.                                                  77,175           140,500
          30,000     Bank of New York Co., Inc.                                  272,812         1,246,875
           2,000     BCE, Inc.                                                   199,140           250,875
           3,000     Biogen, Inc. *                                              241,680           209,625
           3,000     BMC Software, Inc. *                                        164,250           148,125
           6,500     Check Point Software Technologies Ltd.*                     179,562         1,111,906
           1,000     CIENA Corp. *                                               112,063           126,125
          32,000     Cisco Systems, Inc.*                                        157,111         2,474,000
           3,000     Comcast Corp.                                                85,027           130,125
           6,000     Commerzbank AG                                              227,453           226,779
           2,000     Conexant Systems, Inc. *                                    191,776           142,000
           5,150     Corning, Inc.                                               624,908           999,100
           3,000     E.piphany, Inc. *                                            48,000           400,688
           4,500     Home Depot, Inc.                                            117,180           290,250





See Notes to Financial Statements.                6               FORUM FUNDS[R]

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (concluded)
MARCH 31, 2000
-----------------------------------------------------------------------------------------------------------

     SHARES                        SECURITY DESCRIPTION                        COST              VALUE
-----------------    --------------------------------------------------   ---------------   ---------------

                     COMMON STOCK (CONTINUED)
                     UNITED STATES (CONTINUED)
          10,000     Intel Corp.                                               $ 455,250       $ 1,319,375
          14,000     InterWorld Corp.*                                           219,375           791,000
          11,300     Intersil Holding Corp.                                      282,500           584,068
          10,000     JDS Uniphase Corp.*                                         246,079         1,205,625
          40,000     Kos Pharmaceuticals, Inc.*                                  234,288           570,000
          12,950     Lucent Technologies, Inc.                                   300,893           786,712
             500     Medlmmune, Inc. *                                           104,300            87,062
           4,000     Microsoft Corp. *                                           130,330           425,000
           2,000     Nextel Communications, Inc. *                               167,625           296,500
           3,000     Next Level Communications, Inc. *                            60,000           326,250
          40,000     Pacific Century CyberWorks, Ltd. *                          115,200           103,750
           9,000     Qwest Communications International, Inc. *                  263,973           436,500
           5,000     Retek, Inc. *                                                75,000           205,937
          10,000     Schlumberger Ltd.                                           355,756           765,000
           2,500     Telaxis Communications Corp. *                               42,500           150,273
           2,000     United Parcel Service Class B                               100,000           126,000
                                                                          ---------------   ---------------
                                                                               5,851,206        16,076,025
                                                                          ---------------   ---------------

                     VENEZUELA (0.3%)
           4,000     Compania Anonima Nacional Telefonos de Venezuela, ADR       138,936           116,000
                                                                          ---------------   ---------------

                     Total Common Stock                                       22,285,302        41,552,274
                                                                          ---------------   ---------------

FIXED RATE CONVERTIBLE BONDS (2.4%)

    PRINCIPAL
-----------------
                     FRANCE (0.3%)
       $ 100,000     France Telecom, 4.13%, 11/29/04                             102,340           113,390
                                                                          ---------------   ---------------

                     NETHERLANDS (0.4%)
         400,000     Koninklijke Ahold NV, 3.00%, 9/30/03                        216,532           185,200
                                                                          ---------------   ---------------

                     UNITED KINGDOM (0.7%)
         100,000     Telewest plc, 5.25%, 2/19/07                                175,370           279,776
                                                                          ---------------   ---------------

                     UNITED STATES (1.0%)
         300,000     Bell Atlantic Financial, 4.25%, 9/15/05 +                   299,756           431,604
                                                                          ---------------   ---------------

                     Total Fixed Rate Convertible Bonds                          793,998         1,009,970
                                                                          ---------------   ---------------

SHORT-TERM HOLDINGS (0.2%)

     SHARES
-----------------
     62,857          Bankers Trust Investment Money Market Fund                   62,857            62,857
                                                                          ---------------   ---------------

Total Investments (100.0%)                                                  $ 23,142,157      $ 42,625,101
                                                                          ===============   ===============

*    Non-income producing security.
+ Securities that may be resold to "qualified institutional buyers" under the rule 144A or securities offered pursuant to 4(2) of the Securities Act of 1933, as amended. These securities had been determined to be liquid pursuant to procedures adopted by the Board of Trustees.
ADR - American Depository Receipt
FDR - Foreign Depository Receipt
GDR - Global Depository Receipt


See Notes to Financial Statements.                7               FORUM FUNDS[R]

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
--------------------------------------------------------------------------------



ASSETS
       Investments (Note 2):
           Investments, at cost                                                                             $ 23,142,157
           Net unrealized appreciation                                                                        19,482,944
                                                                                                       ------------------
       Total investments, at value                                                                            42,625,101

       Receivable for Fund shares issued                                                                          59,916
       Receivable for investments sold                                                                           332,432
       Interest, dividends and other receivables                                                                  76,076
       Prepaid expenses                                                                                            7,657
                                                                                                       ------------------
Total Assets                                                                                                  43,101,182
                                                                                                       ------------------

LIABILITIES
       Payable for investments purchased                                                                         411,719
       Payable to adviser (Note 3)                                                                                56,033
       Payable to administrator (Note 3)                                                                           9,339
       Payable for foreign exchange contracts                                                                     62,157
       Accrued expenses and other liabilities                                                                     41,275
                                                                                                       ------------------
Total Liabilities                                                                                                580,523
                                                                                                       ------------------

NET ASSETS                                                                                                  $ 42,520,659
                                                                                                       ==================


COMPONENTS OF NET ASSETS
       Paid-in capital                                                                                      $ 20,088,326
       Unrealized appreciation of investments and foreign currency transactions                               19,482,748
       Accumulated net realized gain                                                                           2,949,585
                                                                                                       ------------------

NET ASSETS                                                                                                  $ 42,520,659
                                                                                                       ==================

SHARES OF BENEFICIAL INTEREST                                                                                  1,520,607
                                                                                                       ==================

NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE                                                                                           $ 27.96
                                                                                                       ==================










See Notes to Financial Statements.                8               FORUM FUNDS[R]

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000
--------------------------------------------------------------------------------




INVESTMENT INCOME
     Dividend income                                                                                       $ 296,415
     Interest income                                                                                          58,974
                                                                                                   ------------------
Total Investment Income                                                                                      355,389
                                                                                                   ------------------

EXPENSES
     Investment advisory (Note 3)                                                                            452,484
     Administration (Note 3)                                                                                  75,414
     Transfer agent (Note 3)                                                                                  18,274
     Custody                                                                                                  20,385
     Accounting (Note 3)                                                                                      43,200
     Audit                                                                                                    18,900
     Legal                                                                                                     4,621
     Trustees                                                                                                  2,038
     Compliance                                                                                               15,475
     Miscellaneous                                                                                            24,610
                                                                                                   ------------------
Total Expenses                                                                                               675,401
                                                                                                   ------------------

NET INVESTMENT LOSS                                                                                         (320,012)
                                                                                                   ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS
     Net realized gain on investments sold                                                                 3,413,734
     Net realized loss on foreign currency transactions                                                       (2,214)
     Net change in unrealized appreciation of investments and foreign currency transaction                13,558,227
                                                                                                   ------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS                                                                    16,969,747
                                                                                                   ------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $ 16,649,735
                                                                                                   ==================









See Notes to Financial Statements.                9               FORUM FUNDS[R]

AUSTIN GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                      Year                     Year
                                                                      Ended                   Ended
                                                                 March 31, 2000           March 31, 1999
                                                              ----------------------   ---------------------

NET ASSETS, Beginning of Period                                        $ 22,014,143            $ 15,378,962
                                                              ----------------------   ---------------------

OPERATIONS
     Net investment income (loss)                                          (320,012)                167,976
     Net realized gain on investments sold
         and foreign currency transactions                                3,411,520                 526,217
     Net change in unrealized appreciation of
         investments and foreign currency transactions                   13,558,227                 914,315
                                                              ----------------------   ---------------------
Net increase in net assets resulting
    from operations                                                      16,649,735               1,608,508
                                                              ----------------------   ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net investment income                                                        -                (167,976)
     Net realized gain on investments sold                                        -                (989,542)
     Return of capital                                                            -                (137,811)
                                                              ----------------------   ---------------------
Total distributions to shareholders                                               -              (1,295,329)
                                                              ----------------------   ---------------------

CAPITAL SHARE TRANSACTIONS
     Sale of shares                                                       7,959,840               5,240,038
     Reinvestment of distributions                                                -               1,295,329
     Redemption of shares                                                (4,103,059)               (213,365)
                                                              ----------------------   ---------------------
Net increase from capital share transactions                              3,856,781               6,322,002
                                                              ----------------------   ---------------------

Net increase in net assets                                               20,506,516               6,635,181
                                                              ----------------------   ---------------------

NET ASSETS, End of Period                                              $ 42,520,659            $ 22,014,143
                                                              ======================   =====================

SHARE TRANSACTIONS
         Sale of shares                                                     359,722                 313,176
         Reinvestment of distributions                                            -                  82,420
         Redemption of shares                                              (167,070)                (12,909)
                                                              ----------------------   ---------------------

Net increase in shares                                                      192,652                 382,687
                                                              ======================   =====================





See Notes to Financial Statements.              10                FORUM FUNDS[R]

AUSTIN GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


Selected per share data and ratios for a share outstanding throughout each period.

                                                                                       Nine
                                                Year         Year          Year        Months       Year         Year
                                                Ended        Ended        Ended        Ended        Ended       Ended
                                              March 31,    March 31,    March 31,     March 31,   June 30,     June 30,
                                                2000         1999          1998         1997        1996         1995
                                              ----------   ----------   -----------  -----------  ----------   ---------

NET ASSET VALUE, BEGINNING OF PERIOD             $16.58       $16.27        $12.84       $13.19      $11.60       $9.80
                                              ----------   ----------   -----------  -----------  ----------   ---------

INVESTMENT OPERATIONS
    Net investment income (loss)                  (0.21)        0.15         (0.07)       (0.11)      (0.12)       0.04
    Net realized and unrealized gain
         on investments                           11.59         1.32          4.95         0.86        1.98        1.76
                                              ----------   ----------   -----------  -----------  ----------   ---------

Total from Investment Operations                  11.38         1.47          4.88         0.75        1.86        1.80
                                              ----------   ----------   -----------  -----------  ----------   ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net investment income                             -        (0.14)            -            -           -           -
    Net realized gain on investments
         and foreign currency transactions            -        (0.90)        (1.45)       (1.10)      (0.27)          -
    Return of capital                                 -        (0.12)            -            -           -           -
                                              ----------   ----------   -----------  -----------  ----------   ---------

Total Distributions to Shareholders                   -        (1.16)        (1.45)       (1.10)      (0.27)          -
                                              ----------   ----------   -----------  -----------  ----------   ---------

NET ASSET VALUE, END OF PERIOD                   $27.96       $16.58        $16.27       $12.84      $13.19      $11.60
                                              ==========   ==========   ===========  ===========  ==========   =========

TOTAL RETURN                                     68.64%        9.51%        39.88%        5.38%      16.22%      18.37%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)     $42,521      $22,014       $15,379      $10,289     $10,326      $8,474

Ratios To Average Net Assets:
    Expenses, including reimbursement/
         waiver of fees                           2.24%        2.42%         2.50%        2.50% (a)   2.50%       2.50%
    Expenses, excluding reimbursement/
         waiver of fees                           2.24%        2.42%         2.69%        3.38% (a)   3.25%       3.19%
    Net investment income (loss), including
         reimbursement/waiver of fees            (1.06%)       0.92%        (0.50%)      (1.09%)(a)  (0.98%)     (0.41%)

PORTFOLIO TURNOVER RATE                             49%          51%           57%          45%         94%         35%


-------------------------------------------


(a) Annualized.







See Notes to Financial Statements.                11              FORUM FUNDS[R]

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2000
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Forum Funds(R) (the "Trust") is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has nineteen active investment portfolios. Included in this report is Austin Global Equity Fund (the "Fund"), a diversified series of the Trust. The Fund commenced operations on December 8, 1993. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - On each Fund business day, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain or loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.



                                       12                         FORUM FUNDS[R]

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (concluded)
March 31, 2000
--------------------------------------------------------------------------------

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets and liabilities and operations of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

NOTE 3. ADVISORY FEES, SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The investment adviser to the Fund is Austin Investment Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the average daily net assets of the Fund.

ADMINISTRATOR - The administrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.25% of the average daily net assets of the Fund.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives an annual fee of $12,000, plus certain shareholder account fees.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDER - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000, plus certain amounts based upon the asset level of the Fund as well as the number and type of portfolio transactions made by the Fund.

NOTE 4. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, totaled $18,247,812 and $14,420,308, respectively, for the year ended March 31, 2000.

For federal income tax purposes, the tax basis of investment securities owned as of March 31, 2000, was $23,142,157. The aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation for all securities were $20,313,241 and $830,297, respectively.




                                       13                         FORUM FUNDS[R]

AUSTIN GLOBAL EQUITY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------




To the Board of Trustees and Shareholders,
         Austin Global Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Austin Global Equity Fund (one of the portfolios constituting Forum Funds) as of March 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Austin Global Equity Fund as of March 31, 2000, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, MA
May 12, 2000








                                       14                         FORUM FUNDS[R]

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





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


               FOR MORE INFORMATION                              FORUM
                                                                 FUNDS






                                                       AUSTIN GLOBAL EQUITY FUND
                Investment Adviser
          Austin Investment Management, Inc.
            375 Park Avenue, Suite 2102
             New York, NY 10152-2198


                 Transfer Agency
          Forum Shareholder Services, LLC
              Two Portland Square
              Portland, ME 04101


                  Distributor
            Forum Fund Services, LLC
              Two Portland Square
              Portland, ME 04101


  This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds's Prospectus.





                [FORUM LOGO]
                FORUM FUNDS
                P.O. Box 446
             Portland, ME 04112
                800-94FORUM
                800-943-6786
                207-879-0001
              www.forumfunds.com